AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of August 19, 1999, by and among COMMONWEALTH INDUSTRIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent"); COMMONWEALTH ALUMINUM CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC'); ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("Alflex"); COMMONWEALTH ALUMINUM CONCAST, INC., a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI"); each of the Subsidiaries of the Parent party thereto (each, a "Subsidiary Guarantor" and, collectively, the Subsidiary Guarantors"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); NATIONAL WESTMINSTER BANK PLC (the "Resigning Agent"); and Bank One, Indiana, N.A. (the "Successor Agent").

                                                     RECITALS:

                  Reference is made to the Second Amended and Restated Credit Agreement dated as of December 19, 1997 (the "Credit Agreement") between the Parent, CAC, Alflex, CACI, CI HOLDINGS, INC., the Subsidiary Guarantors, the Lenders, and the Resigning Agent as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent") providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrowers in an aggregate principal or face amount not exceeding $100,000,000.

                  Section 11.08 of the Credit Agreement provides that the Administrative Agent may resign by giving notice thereof to the Lenders, the Parent and the Borrowers.

                  As set forth herein, the Resigning Agent wishes to resign as Administrative Agent and Issuing Bank under the Credit Agreement.

                  Section 11.08 of the Credit Agreement further provides that if the Administrative Agent shall resign, the Majority Lenders shall have the right to appoint a successor Administrative Agent.

                  By virtue of the consent of the Lenders constituting the Majority Lenders set forth below, such Lenders have consented to the resignation of the Resigning Agent as Administrative Agent and as Issuing Bank under the Credit Agreement and to the appointment of the Successor Agent as Administrative Agent and Issuing Bank thereunder.

                  Subject to the terms and conditions hereof, the Successor Agent is willing to accept such appointment.

                  Accordingly, the Resigning Agent, the Parent, the Borrowers, the Subsidiary Guarantors, the Lenders and the Successor Agent for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are acknowledged, consent and agree as follows:

                                                  ARTICLE I

                                         THE RESIGNING AGENT

         SECTION1.01. Pursuant to Section 11.08 of the Credit Agreement, the Resigning Agent hereby notifies the Lenders, the Parent and the Borrowers that it resigns as Administrative Agent and as Issuing Bank under the Credit Agreement as of the Effective Date.

         SECTION 1.02. The Resigning Agent represents and warrants to the Successor Agent that this Agreement has been duly authorized, executed and delivered on behalf of the Resigning Agent.

         SECTION 1.03. The Resigning Agent assigns, transfers, delivers and confirms to the Successor Agent the rights, powers and duties of the
Administrative Agent and Issuing Bank under the Credit Agreement and the Security Documents, and the Successor Agent hereby accepts such rights, powers and duties. The Resigning Agent and by its execution hereof the Parent, the Borrowers, the Subsidiary Guarantors and the Lenders, each agrees to execute and deliver such further instruments and take such actions as the Successor Agent reasonably may request so as to more fully and certainly vest and confirm in the Successor Agent all the rights, powers and duties hereby assigned, transferred, delivered and confirmed to the Successor Agent as the Administrative Agent and the Issuing Bank and to execute and deliver such further instruments and documents as the Successor Agent may reasonably request, including, without limitation, UCC-3 assignments.

         SECTION 1.04. The Successor Agent acknowledges receipt from the Resigning Agent of a copy of the Credit Agreement. The Resigning Agent shall promptly, and in any event within two Business Days after the Effective Date, deliver to the Successor Agent after the Effective Date copies as requested of all other documents delivered to the Resigning Agent in connection with all prior fundings under the Credit Agreement and originals (as available) of the Credit Agreement, the Security Documents, the possessory collateral security delivered to the Resigning Agent under the Pledge and Security Agreement, the Mortgages and all other documents, resolutions, opinions, and other instruments delivered in connection with the Credit Agreement.

                                                 ARTICLE 2

                                               APPOINTMENT

         SECTION 2.01. As a result of the consent of the Lenders set forth below, the Majority Lenders have consented to the appointment of the Successor Agent as the Administrative Agent and Issuing Bank under the Credit Agreement and the Security Documents. Accordingly, there is hereby vested in the Successor Agent all the rights, powers, duties and obligations of the Resigning Agent under the Credit Agreement and the Security Documents as of the Effective Date.

                                                  ARTICLE 3

                                         THE SUCCESSOR AGENT

         SECTION 3.01. The Successor Agent represents and warrants to the Resigning Agent, the Lenders, the Parent, the Borrowers and the Subsidiary Guarantors that this Agreement has been duly authorized, executed and delivered on behalf of the Successor Agent.

         SECTION 3.02. The Successor Agent accepts its appointment as successor Administrative Agent and Issuing Bank under the Credit Agreement and the Security Documents as of the Effective Date and accepts the rights, powers, duties and obligations of the Resigning Agent as the Administrative Agent and Issuing Bank under the Credit Agreement and the Security Documents as of the Effective Date, upon the terms and conditions set forth therein.

                                                  ARTICLE 4

                                            OTHER PROVISIONS

         SECTION 4.01. Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein that are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement,

         SECTION 4.02. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the close of business on August 18, 1999 (the "Effective Date").

         SECTION 4.03. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4.04. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 4.05. The Resigning Agent agrees that at any time and from time to time upon the written request of the Successor Agent, it will execute and deliver such further documents and do such further acts and things as the Successor Agent may reasonably request in order to effect the appointment of the Successor Agent.

         SECTION 4.06. The Successor Agent agrees to pay to the Resigning Agent the Facility Fee, Letter of Credit fee and Swingline interest in the amounts of $13,650.00, $17,236.00 and $676.48, respectively, as such fees shall be paid in arrears to the Successor Agent by the Borrowers for the period ending September 1, 1999. Notwithstanding anything in this Agreement to the contrary, the Successor Agent shall have no obligation to make any payments to the Resigning Agent under this Section 4.06 unless the Successor Agent has received such amounts from the Borrowers under the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed as of the day and year first above written.

                                                     THE PARENT

                          COMMONWEALTH INDUSTRIES, INC.


                          By: _____________________________________________
                              Title:

                                                     THE BORROWERS

                          COMMONWEALTH ALUMINUM CORPORATION


                          By: _____________________________________________
                              Title:

                          ALFLEX CORPORATION

                          By: _____________________________________________
                              Title:

                          COMMONWEALTH ALUMINUM CONCAST, INC.

                          By: _____________________________________________
                              Title:

                                            SUBSIDIARY GUARANTOR

                          COMMONWEALTH ALUMINUM SALES CORPORATION

                          By: _____________________________________________
                              Title:

                          NATIONAL WESTMINSTER BANK PLC,
                                              as Resigning Agent

                          By: _____________________________________________
                              Name:
                              Title:

                          BANK ONE, INDIANA, N.A.,
                                                     as Successor Agent

                          By: _____________________________________________
                              Name:
                              Title:

         The Lenders under Credit Agreement, hereby consent to the foregoing Resignation, Appointment and Acceptance.

                                                     LENDERS

                          NATIONAL WESTMINSTER BANK PLC

                          By: _____________________________________________
                              Title:

                          PNC BANK, NATIONAL ASSOCIATION

                          By: _____________________________________________
                              Title:

                          ABN AMRO BANK N.V.

                          By: _____________________________________________
                              Title:

                           BANK OF MONTREAL

                           By: _____________________________________________
                               Title:

                           CREDIT AGRICOLE INDOSUEZ

                           By: _____________________________________________
                               Title:


                           By: _____________________________________________
                               Title:

                           MELLON BANK, N.A.

                           By: _____________________________________________
                               Title:

                           THE INDUSTRIAL BANK OF JAPAN, LIMITED

                           By: _____________________________________________
                               Title:

                           BANK ONE, INDIANA, N.A.

                           By: _____________________________________________
                               Title: